UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2008

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Maryland                        0-31957                   38-0135202
     ---------                       -------                   ----------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
   of Incorporation)                File Number)             Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.  Other Events.
            -------------

On November 14, 2008, First Federal of Northern Michigan Bancorp, Inc. (the "Company"), the holding company for First Federal of Northern Michigan (the "Bank"), applied to participate in the United States Department of the Treasury's TARP Capital Purchase Program. On December 31, 2008, the Company withdrew its application in consultation with the Bank's primary federal regulator in light of, among other things, the Bank's existing capital ratios, all of which substantially exceed regulatory capital requirements. At September 30, 2008, the Bank's core capital ratio was 10.79% and its risk-based capital ratio was 16.86%, well in excess of the regulatory requirements to be adequately capitalized of 4% and 8%, respectively.

In reaching its decision to withdraw its application, the Company also considered the decline in the Company's stock price since the application date, which would cause substantially greater dilution to stockholders due to the warrants to be issued under the program.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell Company Transactions. Not Applicable

(d)  Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST FEDERAL OF NORTHERN MICHIGAN
                                        BANCORP, INC.


Date: January 7, 2009                    By:  /s/ Amy E. Essex
                                              ------------------------------
                                              Amy E. Essex
                                              Chief Financial Officer
                                              (Duly Authorized Representative)